Exhibit 99.1

CHAPTER 11 (BUSINESS) Case Number: 2:20 - bk - J 5501 Operating Report Number: For the Month Ending: ---- ONE - (l) -- < June 30,2020 UNITED STATES DEPARTMENT OF JUSTICE OFFICE OF THE UNITED STATES TRUSTEE CENTRAL DISTRICT OF CALIFORNIA In Re: CHINESEINVESTORS.COM, INC. Debtor(s). I. CASH RECEIPTS AND DISBURSEMENTS A. DIP OPERATING ACCOUNT 1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS 2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS o.oo I 3. BEGINNING BALANCE: 21s,606.56 I 2n,606.56 I 4. TOTAL RECEIPTS THIS PERIOD: 5. BALANCE: 6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD , - 1 ------- - :i - -- ,1 Transfers to Other DIP Accounts (from page 2) Disbursements (from page 2) 1.62 I TOTAL DISBURSEMENTS THIS PERIOD:*** II 278,604.94 II 7. ENDING BALANCE: 8. General Account Nurnber(s): XX - 6261 Depository Name & Location: East West Bank 135 N. Los Robles 6th Floor Pasadena, CA 9 J l O I All receipts must be deposited into the general account. Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, lo whom. terms, and date of Court Order or Report of Sak ***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred*	Amount Disbursed**	Amount
6/30/2020		Transfer to EW #6268	Transfer	1.62		1.62
						0.00
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						0.00
						0.00
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						0.00
						0.00
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						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	$1.62	$0.00	$1.62

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

Bank statement Date: Plus deposits in transit (a): TOTAL DEPOSITS JN TRANSIT Less Outstanding Checks (a): Check Number TOTAL OUTSTANDING CHECKS: Bank statement Adjustments: Explanation of Adjustments - GENERAL ACCOUNT BANK RECONCILIATION Deposit Date Check Date 6/30/2020 Balance on Statement: Deposit Amount Check Amount $278,604.94 o.oo I ADJUSTED BANK BALANCE: It is acceptable to replace this form with a similar form Please attach a detailed explanation of any bank statement adjustment $278,604.94 I

UNITED STATES DEPARTMENT OF JUSTICE OFFICE OF THE UNITED STATES TRUSTEE CENTRAL DISTRICT OF CALIFORNIA CHAPTER 11 (BUSINESS) In Re: CHINESEINVESTORS.COM, INC. Debtor ( s ). Case Number: 2:20 - bk - 15501 Operating Report Number: - - ONE (1) -- ; For the Month Ending: June 30,2020 I. CASH RECEIPTS AND DISBURSEMENTS A. l DIP PAYROLL ACCOUNT l. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS 2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS 6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD . --- - Transfers to Other DIP Accounts (from page 2) Disbursements (from page 2) o.oo I 1.62 I 1.62 I 0.0 0 I 1.62 I 1.62 I II 0.00 II 3. BEGINNING BALANCE: 4. TOTAL RECEIPTS THIS PERIOD: 5. BALANCE: TOTAL DISBURSEMENTS THIS PERIOD:*** 7. ENDING BALANCE: 8. General Account Number(s): XX - 6268 Depository Name & Location: EastWest Bank 135 N. Los Robles Ave., 6th Floor Pasadena, CA 9110 I All receipts must be deposited into the general account. Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold. to whom. terms, and date of Court Order or Report of Sale. ***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM DIP PAYROLL ACCOUNT FOR CURRENT PERIOD Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 6/29/2020 Intuit Payroll 0.72 0.72 6/29/2020 Intuit Payroll 0.90 0.90 0.00 0.00 0.00 0.00 (l.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 $0.00 $1.62 $1.62 TOTAL DISBURSEMENTS THIS PERIOD: * F,11 rn amounts m tlus column ,fthey are 1 RANSF - ERS to another DIP account (e.g. Payroll or Tax): the "amount" column WIii be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees: the "amount" column will be filled in for you.

Bank statement Date: Plus deposits in transit (a): A. DIP PAYROLL ACCOUNT TOTAL DEPOSITS JN TRANSIT Less Outstanding Checks (a): Check Number TOTAL OUTSTANDING CHECKS: Bank statement Adjustments: Explanation of Adjustments - DIP PAYROLL ACCOUNT BANK RECONCILIATION 6/30/2020 Deposit Date Check Date Balance on Statement: Deposit Amount Check Amount $0.00 o.oo I ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form Please attach a detailed explanation of any bank statement adjustmem $0.001

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re: CHINESEINVESTORS.COM, INC. Debtor(s).	CHAPTER 11 (BUSINESS)
	Case Number: 2:20-bk-15501
	Operating Report Number: ONE (1)
	For the Month Ending: 6/30/2020

I. CASH RECEIPTS AND DISBURSEMENTS
A.2 DIP TAXES ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		
3. BEGINNING BALANCE:		0.00
4. TOTAL RECEIPTS THIS PERIOD:		0.00
5. BALANCE:		0.00
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	0.00	
TOTAL DISBURSEMENTS THIS PERIOD:***		0.00
7. ENDING BALANCE:		0.00

8. General Account Number(s): XX-6275

Depository Name & Location: EastWest Bank
135 N. Los Robles Ave., 6th Floor
Pasadena, CA 91101

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM DIP TAXES ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred*	Amount Disbursed**	Amount
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
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						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	$0.00	$0.00	$0.00

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

Bank statement Date: Plus deposits in transit (a): A.DIP PAYROLL ACCOUNT TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number TOTAL OUTSTANDING CHECKS: Bank statement Adjustments: Explanation of Adjustments - DIP PAYROLL ACCOUNT BANK RECONCILIATION 6/30/2020 Deposit Date Check Date Balance on Statement: Deposit Amount Check Amount $0.00 o.oo 1 ADJUSTED BANK BALANCE: It is acceptable to replace this form with a similar form Please attach a detailed explanation of any bank statement adjustment $0.001

UNITED STATES DEPARTMENT OF JUSTICE OFFICE OF THE UNITED STATES TRUSTEE CENTRAL DISTRICT OF CALIFORNIA In Re: CHINESEINVESTORS.COM, INC. Debtor(s). CHAPTER l 1 (BUSINESS) Case Number: Operating Rep011 Number: For the Month Ending: 2:20 - bk - 15501 ONE {l) 6/30/2020 I. CASH REC . EIPTS AND DISBURSEM . ENTS CHASE ACCOUNT #1723 1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS 2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS 3. BEGINNING BALANCE: 4. RECEIPTS DURING CURRENT PERIOD: 106,300.57 j[l] 82,863.05 I 189,163.62 I 5. BALANCE: 6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PE - R - IO - D -------- , Transfers to Other DIP Accounts (from page 2) [40,456.13 Disbursements (from page 2) 6,912.84 147,368.97 1 TOTAL DISBURSEMENTS THIS PERIOD:*** 7. ENDING BALANCE: 41,794.6 8. General Account Number(s): XX - 1723 Depository Name & Location: JPMorgan Chase Bank, N.A. PO Box 182051 OH 43218 - 2051 * All receipts must he deposited into the general account. Include r ceipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, tams, and date of Court Order or Rcpo11 of Sale. ***This amount should be the same as the to1al from page 2. [l] Balance of June 18, 2020. Debtor is in the process of converting account into a DIP account with JPMorgan Chase Bank, N.A.

TOTAL DISBURSEMENTS FROM CHASE ACCOUNT #1723 FOR CURRENT PERIOD i 0 . ll TOTAL DISBURSEMENTS THIS PERIOD: Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Trausforred* Amount Disbursed** Amount 6/19/2020 Gatewav Services Webpaym, Office Expenses 38.70 38.70 6/19/2020 Zapicr.com Office Expenses 24.99 24.99 6/19/2020 Mei Marker Loan Payment 2,389.36 2,389.36 6/22/2020 Investor's Business Daily Office Expenses 69.00 69.00 6/22/2020 LARRY WILLIAMS Office Expenses 29.95 29.95 6/22/2020 ZOOM. US Communications 335.90 335.90 6/22/2020 Plivo.com Office Expenses 100.00 100.00 6/22/2020 MCAFEE Office Expenses 39.99 39.99 6/22/2020 MOODY'S ANALYTICS Office Expenses 300.00 300.00 · 6/22/2020 SHABU SHABU IMA Office Meals and Pantrv 412.93 412.93 6/22/2020 Vonage Cornmunicaticms 94.60 94.60 6/22/2020 Vonagc Communications 90.36 90.36 6/22/2020 Vonage Communications 90.30 90.30 6/22/2020 Vonage Communications 44.21 44.21 6/22/2020 Apple Office Expenses 62.98 62.98 6/22/2020 Apple Office Expenses 40.97 40.97 6/22/2020 Aoolc Office Expenses 34.99 34.99 6/22/2020 Apple Onice Expenses 29.99 29.99 6/22/2020 WIX.COM Office Expenses 22.00 22.00 6/22/2020 SO CALIF EDISON Office Expenses 263.87 263.87 6/23/2020 Chart Pattern Office Expenses 125.00 125.00 6/23/2020 Plivo.com Office Expenses !00 00 100.00 6/23/2020 Infogroup Sales Advertising 635.58 635.58 6/23/2020 ELLIOT!' WAVE INTERN!' Office Expenses 497.00 497.00 6/24/2020 Plivo.com Office Expenses 100.00 100.00 6/24/2020 MonevNet Market Office Expenses 175.00 175.00 6/24/2020 Network Solutions Dues & Subscriptions 67.40 67.40 6/25/2020 Plivo.com Office Expenses 100.00 100.00 6/26/2020 WIX.COM Oilice Expenses [7.00 17.00 6/26/2020 Transfer to DJP Account Transfer to DIP EWi/6261 140,456.13 140,456.13 6/29/2020 Investor's Business Dailv Office Expenses 149.95 149.95 6/29/2020 ZOHO CORPORATJON Dues & Subscriptions 48.99 48.99 6/29/2020 Plivo.com Office Expenses 100.00 100.00 6/29/2020 Stockcharts Dues & Subscriptions 39.95 39.95 6/29/2020 Apple Office Expenses 22.48 22.48 6/29/2020 Apple Office Expenses 2.99 2.99 6/29/2020 Plivo.com Office Expenses 100.00 100.00 6/30/2020 W!XCOM Office Expenses 33.00 33.00 6/30/2020 Vonage Communications 83.41 83.41 0.00 0.00 0.00 $140,456.13 ! $6,91? 84 $147,368.97 * h - · ll m amounts m this column . , . t they are TRANSfERS to another DIP account (e.g. Payroll or rax); the "amount" column will be filled in for you. *x Fill in amounts in this column if they arc DISBURSEJ \ :1ENTS to outside payees: the "amount" column will be filled in for you.

Bank statement Date: Plus deposits in transit (a): TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number TOTAL OUTSTANDING CHECKS: Bank statement Adjustments: CHASE ACCOUNT# 1723 BANK RECONCILIATION Deposit Date Check Date 6/30/2020 Balance on Statement: Deposit Amount Check Amount $41,794.65 o.oo I o.oo I ADJUSTED BANK BALANCE: * It is acceprnble to replace this form with a similar fonn Please auach a detailed explanation of any bank statement adjustment $41,794.65

UNITED STATES DEPARTMENT OF JUSTICE OFFICE OF THE UNITED STATES TRUSTEE CENTRAL DISTRICT OF CALIFORNIA In Re: CHINESEINVESTORS.COM, INC. Debtor ( s ). CHAPTER I l (BUSINESS) Case Number: Operating Report Number: For the Month Ending: 2:20 - bk - 15501 ONE (1) 6/30/2020 I. CASH RECEIPTS AND DISBURSEMENTS CHASE ACCOUNT #1731 1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS 2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS (1,957.63)![1] o.oo 1 3. BEGINNING BALANCE: 4. RECEIPTS DURING CURRENT PERIOD: (1,957.63) 1 5. BALANCE: 6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD 1 - - - - - - 8 - ,, - 79 - - : - .... 1 . Transfers to Other DIP Accounts (from page 2) Disbursements (from page 2) s,193.52 I (l 0,75 l.J 5)11 TOTAL DISBURSEMENTS THIS PERIOD:*** II 7. ENDING BALANCE: 8. General Account Number(s): XX - 1731 Depository Name & Location: JPMorgan Chase Bank, N.A. P O Box 18205 l Columbus, OH 43218 - 2051 * All receipts must be deposited into the general account. ** Include receipts from the sale of any real or personal propc11y out of the ordinary course of business; attach an exhibit specifying what was sold. to whom, terms, and dale of Court Order or Report of Sale. ***This amount should be the same as the total from page 2. [ l] Balance of June 18, 2020. Debtor is in the process of converting account into a DIP account with JPMorgan Chase Bank, N.A. Beginning Balance includes $54,293.63 in uncleared checks issued pre - petition.

TOTAL DISBURSEMENTS FROM CHASE ACCOUNT #1731 FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred*	Amount Disbursed**	Amount
6/26/2020	N/A	Transfer to DIP Account	Transfer to DIP EW#6261	8,793.52		8,793.52
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						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	$8,793.52	$0.00	$8,793.52

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

CHASE ACCOUNT #1731
BANK RECONCILIATION

Bank statement Date: 6/30/2020 Balance on Statement: $2,562.25

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
800127	2/15/2019	3,321.00
200166	2/15/2019	1,496.00
800177	2/15/2019	1,496.00
800144	2/15/2019	1,120.00
800189	2/15/2019	1,043.00
800292	2/15/2019	898.00
800230	2/15/2019	493.00
800172	2/15/2019	488.00
800382	5/3/2019	962.00
800457	5/3/2019	97.00
800458	5/3/2019	90.00
80063	9/5/2019	36.00
800766	10/21/2019	11.56
	3/31/2020	51.84
809979	5/25/2020	1,210.00
800978	5/25/2020	500.00

TOTAL OUTSTANDING CHECKS: 13,313.40

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: ($10,751.15)

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
CHINESEINVESTORS.COM, INC.	Case Number:	2:20-bk-15501
	Operating Report Number:	ONE (1)
Debtor(s).	For the Month Ending:	6/30/2020

I. CASH RECEIPTS AND DISBURSEMENTS
CHASE ACCOUNT #6062

1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS		
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS		
3. BEGINNING BALANCE:		94,356.91 [1]
4. RECEIPTS DURING CURRENT PERIOD:		4.64
5. BALANCE:		94,361.55
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	94,356.91	
Disbursements (from page 2)	0.00	
TOTAL DISBURSEMENTS THIS PERIOD:***		94,356.91
7. ENDING BALANCE:		4.64

8. General Account Number(s): XX-6062

Depository Name & Location: JPMorgan Chase Bank, N.A.
P O Box 182051
Columbus, OH 43218 - 2051

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

[1] Balance of June 18, 2020. Debtor is in the process of converting account into a DIP account with JPMorgan Chase Bank, N.A.

TOTAL DISBURSEMENTS FROM CHASE ACCOUNT #6062 FOR CURRENT PERIOD Date rnm/dd/yyyy Cheek Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 6/26/2020 Transfer to DIP Account Transfer to DIP EW#626 l 94.356.91 94,356.91 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0 . 00 0 .00 0.00 0.00 0.00 0.00 0 .00 0.00 0.00 0 .00 0.00 ().00 0.00 0.00 0.00 0.00 0.00 0 .00 0.00 0.00 0.00 0 . 00 0.00 0.00 0.00 0.00 0 . 00 0 .00 0.00 0.00 TOTAL DISBURSEtv1ENTS THIS PERIOD: $94,356.91 $0.00 $94,356.91 * Fill m amounts rn this colum111fthcy are TRANSFERS to another DIP account (e.g. Payroll or Tax): the ''amount" column WJl! be filled in for you. Fill in amounts in this column if they are DISBURSEMENTS to outside payees: the "amount" column will be filled in for you.

Bank statement Date: Plus deposits in transit (a): TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number TOTAL OUTSTANDING CHECKS: Bank statement Adjustments: Explanation of Adjustments - CHASE ACCOUNT #6062 BANK RECONCILIATION Deposit Date Check Date 6/30/2020 Balance on Statement: Deposit Amount Check Amount $4.64 o.oo I o.oo I ADJUSTED BANK BALANCE: * l! is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment $4.64 I

UNITED STATES DEPARTMENT OF JUSTICE OFFICE OF THE UNITED STATES TRUSTEE CENTRAL DISTRICT OF CALIFORNIA [n Re: CHINESEINVESTORS.COM, INC. Debtor(s). CHAPTER l l (BUSINESS) Case Number: Operating Repoti Number: For the Month Ending: 2:20 - bk - 1550 l ONE (l) 6/30/2020 I. CASH RECEIPTS AND DISBURSEMENTS BANK OF CHINA CASH ACCOUNT 1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS 2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS 3. BEGINNING BALANCE: 4. RECEIPTS DURING CURRENT PERIOD: 35,531.98 l[l] 269.09 I 35,801.07 I 5. BALANCE: 6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD l. ------- l , - 0 - 61 - .5 - 6.... 1 ... Transfers to Other DIP Accounts (from page 2) Disbursements (from page 2) 925.87 10,987.43 1 TOTAL DISBURSEMENTS THIS PERIOD:*** 7. ENDING BALANCE: !I 24,813.64 !I 8. General Account Number(s): XX - 3478 Bank of China Depository Name & Location: 1377 Nanjing Road West Shanghai, China * All receipts must be deposited into the general account. ** Include receipts from the sale of any real or personal property out of the ordinary course of business; a1tach an exhibit specifying what was sold. to whom. terms. and date of Court Order or Report of Sale. ***This amount should be the same as the total from page 2. []]Balance as of June 18, 2020. Debtor is seeking approval to maintain account with Bank of China. Account is necessary to process payroll for overseas employees.

TOTAL DISBURSEMENTS FROM BANK OF CIIINA CASH ACCOUNT FOR CURRENT PER[OD Date 111111/dd/yyyv Check Number Payee or DIP account Purpose Amount Transfcrrc Amount Disbursed** Amount 6/30/2020 Transfer Transfer to Pcttv Cash China 1.061.. 1,061.56 6/22/2020 Shanghai Emplovees Payroll tax 4,276.97 4,276.97 6/23/2020 Bank of China Bank Fees 43.88 43.88 6/30/2020 various vendors withdraw cash for cash pavments 5,605.02 5,605.02 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 ().00 0 00 0.0( 0.0( 0.0( 0.0( () 0 000 0.00 0.00 0 00 0.00 0.00 000 0.00 0.00 0.00 0.00 0.00 0.00 TOTAL DISBURSEMENTS THIS PERJOD: $1,061.56 $ $10,987.43 * Fill m amounts m flus column if they arc TRANSFERS w another DIP account (e g Payroll or Tax}. the "amount" column will be filled in for you Fill in nmounts m this column if they arc DISBURSEMENTS to vutside payees; the "amount'' column will be filled in for you

BANK OF CHINA CASH ACCOUNT BANK RECONCILIATION TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number TOTAL OUTSTANDING CHECKS: Bank statement Adjustments: Explanation of Adjustments - Bank statement Date: 6/30/2020 Plus deposits in transit (a): Deposit Date Check Date Balance on Statement: Deposit Amount Check Amount $24,813.64 o.oo 1 o.oo I ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form Please attach a detailed explanation of any bank statement adjustment $24,813.64 I

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
CHINESEINVESTORS.COM, INC.	Case Number:	2:20-bk-15501
	Operating Report Number:	ONE (1)
Debtor(s).	For the Month Ending:	6/30/2020

I. CASH RECEIPTS AND DISBURSEMENTS
SHANGHAI NEWCOINS ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS		
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS		
3. BEGINNING BALANCE:		122.41 [1]
4. RECEIPTS DURING CURRENT PERIOD:		0.45
5. BALANCE:		122.86
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	0.00	
TOTAL DISBURSEMENTS THIS PERIOD:***		0.00
7. ENDING BALANCE:		122.86

8. General Account Number(s): XX-0455

Depository Name & Location: Shanghai Pudong Development Bank
18 JIAFENG RD.,WAI GAO QIAO FTZ
SHANGHAI,CHINA

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

[1]Balance as of June 18, 2020. Debtor is seeking approval to maintain account with Shanghai Newcoins Account.

TOTAL DISBURSEMENTS FROM SHANGHAI NEWCOINS ACCOUNT ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred*	Amount Disbursed**	Amount
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	$0.00	$0.00	$0.00

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number TOTAL OUTSTANDING CHECKS: Bank statement Adjustments: Explanation of Adjustments - Check Date SHANGHAI NEWCOINS ACCOUNT ACCOUNT BANK RECONCILIATION Bank statement Date: 6/30/2020 Balance on Statement: Plus deposits in transit (a): Deposit Date Deposit Amount Check Amount $122.86 o.oo I o.oo 1 ADJUSTED BANK BALANCE: * 1t is acceptable to replace this form with a similar form Please attach a detailed explanation of any bank statement adjustment $122.86 !

I. D. SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

A. DIP OPERATING ACCOUNT	278,604.94
A.1 DIP PAYROLL ACCOUNT	0.00
A.2 DIP TAXES ACCOUNT	0.00
CHASE ACCOUNT #1723	41,794.65
CHASE ACCOUNT #1731	(10,751.15)
CHASE ACCOUNT #6062	4.64
BANK OF CHINA CASH ACCOUNT	24,813.64
SHANGHAI NEWCOINS ACCOUNT	122.86
PETTY CASH CHINA (SEE BELOW)	67.12

TOTAL CASH AVAILABLE: 334,656.70

Petty Cash (China) Transactions:

Date	Purpose	Amount
6/18/2020	Beginning Balance	163.20
6/30/2020	Transfer from Bank of China Cash Account	1,061.56
6/19/2020	Realized Foreign Currency Gain (Loss)	(1,157.64)

TOTAL PETTY CASH TRANSACTIONS: 67.12

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

** Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTlES TO EXECUTORY CONTRACTS Creditor, Lessor, Etc. Frequency of Payments (Mo/Qtr) Amount of Payment Post - Petition payments not made (Number) Total Due None TOTAL DUE: 0.00 III. TAX UABILITIES FOR THE REPORTING PERIOD: Gross Sales Subject to Sales Tax: ------ Total Wages Paid: ------ 0.0 0 - 0.0 0 - Other: Total Post - Petition Date Delinquent Amounts Owing Amount Delinquent Amount Due Federal Withholding State Withholding FICA - Employer's Share FICA - Employee's Share Federal Unemployment Sales and Use Real Property TOTAL: ! o.oo 11 o.oo I

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable	
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	21,328.75		
31 - 60 days			
61 - 90 days			
91 - 120 days			
Over 120 days		51,500.00	
TOTAL:	21,328.75	51,500.00	0.00

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	Sentinel Ins.	2,000,000.00	6/25/2021	6/25/2021
Worker's Compensation	AmGUARD Ins.	1,000,000.00	12/4/2020	12/4/2020
Casualty				
Vehicle				
Public Liability (China)	Ping An Prop. & Cas.	1 Million (RMB)	7/5/2021	7/5/2021

VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Jun-2020	9,133.66	325.00			325.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		325.00		0.00	325.00

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report.

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS Name of Insider Date of Order Authorizing Compensation * Authorized Gross Compensation Gross Compensation Paid During the Month NONE VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS Name of Insider Date of Order Authorizing Compensation Description Amount Paid During the Month NONE • Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFJT AND LOSS STATEMENT (ACCRUAL BASTS ONLY) Current Month Cumulative Post - Petition Sales/Revenue: Subscription Revenue Net Sales/Revenue ' 110,667.57 110,667.57 [I] 11_0_,6_6_7_.5_7_ ,_ _I l_0.;_,6_6_7_.5_7_ Operating Expenses: Salaries 24,246.48 24,246.48 Payroll Taxes 1,478.88 1,478.88 Bank Fees 45.50 45,50 Communoications 738.78 738.78 Dues & Subscriiptions 156.34 156.34 Contract & Professional Service 118.75 14, l l 8.75 Office Expenses 2,579.85 2,579.85 Office Meals and Pantry 412.93 412.93 Shanghai Employee Expenses 4,276.97 4,276.97 Advertising 7,845.58 7,845.58 Realized Foreign Currency Gain 1,157.64 1,157.64 Total Operating Expenses ! _57,0_57.70 57,057.70 Net Gain/(Loss) from O perations - I _53,6_09.87 53,609.87 274.18 274.18 0.00 0.00 0.00 0.00 274.18 j Non - Operating Income: Interest Income Net Gain on Sale of Assets (Itemize) Other (Itemize) Total Non - Operating income ! .... 2 _ 74 _ .18 _ Non - Operating Expenses: Mortgage Interest Legal and Professional (Itemize) Other - UST Fees Total Non - Operating Expenses._j O_._O_O_ o.oo 1 53,884.05 11 NET INCOME/(LOSS) 53,884.05 (Attach exhibit listing all itemizations required above) [1] As part of Debtor's cash management system, Debtor utilizes individual WeChat accounts to collect subscription dues in China. The balances are subsequently transferred from the individual WeChat accounts to the Petty Cash China Account. WeChat balances and deposits in transfers are not included in the above financials. Debtor has requested approval to maintain its current cash management system, including WeChat accounts.

X. BALANCE SHEET (ACCRUAL BASIS ONLY) Deposits Trading Securities Net Prope1iy, Plant, and Equipment Land Other Assets (Net of Amortization): Intangible Assets Other ([temize) Operating lease ROU Loan Receivable Investement Total Other Assets TOTAL ASSETS LIABILITIES Post - petition Liabilities: Accounts Payavle Accured Expenses Notes Payable Professional fees Other (Itemize) Total Post - petition Liabilities Total Pre - petition Liabilities TOTAL LIABILITIES EQUITY: 55,442.23 385,816.54 Total Current Assets Property, Plant and Equipment 450,855.32 Accumulated Depreciation/Depletion (307,721.06) 492,125.42 3,772,259.85 1,521,451.80 21,328.75 25,725.36 Pre - petition Liabilities: Accounts Payavle 37,940.00 Accrued Expenses 232,405.17 Other Current Liabilities 2,465,613.83 Operating Lease Liability - LT 250,147.32 Long Term Deffered Revenue 188,807.91 Other Longterm Debt 8,908,549.51 ASSETS Current Assets: Current Month End Unrestricted Cash 334,656.70 [l] Accounts Recievable 51,500.00 Advance to Employee 128,844.24 Deposit in Transit - Clearing 68,558.75 Prepaid Expense 15,483.26 1,040,301.12 I 5,785,831.01 1 II 6,969,273.05 11 47,054.11 12,083,463.74 I 12,130,517.85 !

TOTAL LIABILITIES & EQUITY Pre - petition Owners' Equity (5,099,595.34) Post - petition Profit/(Loss) (61,649.46) TOTAL EQUITY (5,161,244.80)! II 6,969,273.05 II [ 1] As part of Debtor's cash management system, Debtor utilizes individual WeChat accounts to collect subscription dues in China. The balances are subsequently transferred from the individual WeChat accounts to the Petty Cash China Account. WeChat balances and deposits in transfers are not included in the above financials. Debtor has requested approval to maintain its current cash management system, including WeChat accounts.

1. Has the debtor - in - possession made any payments on its pre - petition unsecured debt, except as have been authorized by the court? If "Yes", explain below: A wire transfer, pre - scheduled on June 17, 2020, was processed post - petition. XI. QUESTIONNAIRE No Yes X No Yes 2. Has the debtor - in - possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below: X 3. State what progress was made during the reporting period toward filing a plan of reorganization 4. Describe potential future developments ·which may have a significant impact on the case: 5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. No Yes 6. Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below. X I, declare under penalty of perjury that I have fully read and understood the foregoing debtor - in possession operating report and that the information contained herein is true and complete to the best of my knowledge. / Wei Warren Wang Principal for Debtor - in - Possession